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         10.41 Third Amendment to Lease for 10c Commerce Way, Norton, MA dated
July 28, 1999

                            THIRD AMENDMENT TO LEASE

     This Agreement made this 28th day of July, 1999, by and between Gregory D. Stoyle and John J. Flatley, Trustees of the 1993 Flatley Family Trust successor-in-interest-to Thomas J. Flatley d/b/a The Flatley Company (hereinafter referred to as LANDLORD), and TyLink Corp.(hereinafter referred to as TENANT),

                                   WITNESSETH:

     WHEREAS, by a certain Lease Agreement May 14, 1991, as amended by a First Amendment to Lease dated September 12, 1991, and a Second Amendment to Lease dated May 30, 1996 (hereinafter collectively referred to as the "Lease"), LANDLORD leased to TENANT, a certain premises described as Norton Commerce Center, 10 Commerce Way, Norton, MA 02766, consisting of approximately 25,220 square feet of space, more particularly described therein as ("Premises"), and,

     NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged each to the other, the above named parties do hereby agree to amend said Lease as follows:

     1. Effective on the Third Amendment to Lease Commencement Date (as hereinafter defined), LANDLORD agrees to reduce the size of TENANT'S Premises by taking back a portion of same namely 13,919 square feet of space as delineated on Exhibit "A-3", attached hereto and made a part hereof (hereinafter referred to as the "Reduction Premises"). Accordingly, the description of TENANT'S Premises as set forth in
          Section 1 of the Lease, Incorporation of Basic Data, namely Premises, shall be amended, in part, as follows:

          ...shall mean 11,301 square feet, which shall include at least 9,400 square feet of office space, being the approximate size of the Premises...

     2. The Third Amendment to Lease Commencement Date shall be the date immediately following the date TENANT fully vacates the Reduction Premises.

     3. The term of this Third Amendment to Lease, which expired April 30, 1999, is hereby extended for a period of approximately three (3) years and three (3) months, commencing May 1, 1999 and expiring July 31, 2002 (hereinafter referred to as the "Third Extended Term").

     4. Effective May 1, 1999, Section 1 of the Lease, Incorporation of Basic Data, namely Annual Rent, shall be deleted in its entirety and replaced with the following:

          shall mean the annual sum of Two Hundred Fourteen Thousand Three Hundred Seventy and 00/100 ($214,370.00) Dollars, payable in equal monthly installments of Seventeen Thousand Eight Hundred Sixty-Four and 17/100 ($17,864.17) Dollars, commencing May 1, 1999 continuing through and including to the date immediately prior to the date of the Third Amendment to Lease Commencement Date; and

          Ninety-Six Thousand Fifty-Eight and 50/100 ($96,058.50) Dollars, payable in equal monthly installments of Eight Thousand Four and 88/100 ($8,004.88) Dollars, commencing upon the Third Amendment to Lease Commencement Date continuing through and including July 31, 2002,


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          payable in accordance with Paragraph 5 of this Lease plus all other charges, amounts, reimbursements or other sums (collectively "Additional Rent") to be paid by TENANT to LANDLORD in accordance with Paragraph 6 and any other terms of this Lease calling for the payment of money by TENANT to LANDLORD.

     5. It is hereby understood and agreed by both parties, that TENANT will be responsible for any and all cost associated with the downsizing of TENANT'S space as stated herein and TENANT shall perform, including but not limited to, the following work as delineated on Exhibit "B-3", attached hereto and made a part hereof, as it relates to the Reduction Premises.

     6. Except where this Third Amendment to Lease specifically changes same, all other terms, conditions and covenants of the original Lease Agreement and any Amendments made thereto shall remain the same, where applicable, and are hereby reaffirmed.

     7. The submission of this document for examination and negotiation does not constitute an offer, and this document shall become effective and binding only upon the execution thereof by both LANDLORD and TENANT, regardless of any written or verbal representation of any agent, manager or other employee of LANDLORD to the contrary. All negotiations, consideration, representations and understandings between LANDLORD and TENANT are incorporated herein and the Lease and this Amendment expressly supersede any proposals or other written documents relating hereto. The Lease and this Amendment may be modified or altered only by written agreement between LANDLORD and TENANT, and no act or omission of any employee or agent of LANDLORD shall alter, change or modify any of the provisions thereof.

     IN WITNESS WHEREOF, the LANDLORD and TENANT have hereunto set their hands and common seals this 28th day of July, 1999.

                        LANDLORD: Gregory D. Stoyle and John J.
                                  Flatley, Trustees of the 1993
                                  Flatley Family Trust
                                  successor-in-interest-to Thomas
                                  J. Flatley d/b/a The Flatley
                                  Company



                                  /S/ Gregory D. Stoyle
----------------------            ---------------------
WITNESS                           By:  Gregory D. Stoyle
                                  Its: Trustee



                                  /S/ John J. Flatley
----------------------            -------------------
WITNESS                           By:  John J. Flatley
                                  Its: Trustee



                        TENANT:   TyLink Corp.



                                  /S/ William K. Guerry
----------------------            ---------------------
WITNESS                           By: William K. Guerry
                                  Its: VP, Chief Financial Officer

                                   Duly Authorized


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COMMONWEALTH OF MASSACHUSETTS )
                              )  SS.
COUNTY OF NORFOLK             )

                                         July 28, 1999.

     Then personally appeared Gregory D. Stoyle to me known to be the individual who acknowledged himself to be the Trustee of the 1993 Flatley Family Trust, LESSOR, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at Norfolk County, Braintree, Massachusetts, this 28th day of July, l999.

                                         /S/ Francesca Austin
                                         --------------------------
                                         Notary Public
                                         My commission expires:


COMMONWEALTH OF MASSACHUSETTS )
                              )  SS.
COUNTY OF NORFOLK             )


                                         July 28, 1999.

     Then personally appeared John J. Flatley to me known to be the individual who acknowledged himself to be the Trustee of the 1993 Flatley Family Trust, LESSOR, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at Norfolk County, Braintree, Massachusetts, this 28th day of July, l999.

                                         /S/ Francesca Austin
                                         --------------------
                                         Notary Public
                                         My commission expires:


STATE OF_____________________ )
                              )  SS.
COUNTY OF____________________ )

                                             ________________, 1999.

     Then personally appeared             to me known to be the individual who
acknowledged himself/herself to be the              of Tylink Corp., LESSEE,
and that he/she, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his/her free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at _____________ County, ___________, ________________, this _____ day of
_________________, l999.


                                         Notary Public
                                         My commission expires:


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                                  EXHIBIT "A-3"

                       Site Plan of the Reduction Premises


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                                  EXHIBIT "B-3"

             Description of TENANT'S Work for the Reduction Premises

Tylink Corporation
10 Commerce Way
Norton, MA 02766

Description of Tenants responsibilities:

1. Tenant is responsible for removal of all wiring IE:Electrical, teldata, etc.

2. Tenant is responsible for any electrical, gas, plumbing, or construction needed to demise or downsize of space.

3. Tenant is responsible for leaving warehouse area completely free of all rubbish, racking, and any equipment or fixtures of tenants.

4. Tenant is responsible for removal of all bolts from floor used to anchor cages and racks. All holes to be filled and made to match the existing floor.